SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 10, 2011 (March 7, 2011)

DYNEGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01       Entry into a Material Definitive Agreement.

On March 8, 2011, Dynegy Inc. (“Dynegy”), a Delaware corporation, entered into a letter agreement (the “Letter Agreement”) with IEH Merger Sub LLC, Icahn Enterprises Holdings L.P., IEP Merger Sub Inc., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises L.P., Icahn Enterprises G.P. Inc., Beckton Corp., and Carl C. Icahn (the foregoing individuals and entities being collectively referred to herein as “Icahn” and each individually as a “Member”).  In the Letter Agreement, Dynegy acknowledges that its Board of Directors (the “Board”) has approved the Members collectively owning and acquiring up to 19.99999 percent of the outstanding voting stock of Dynegy, and, subject to such limitation, becoming an “interested stockholder” for purposes of Section 203 of the Delaware General Corporation Law.

The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement attached hereto as Exhibit 10.1 which is incorporated herein by reference.

Item 3.03        Material Modification to Rights of Security Holders.

Dynegy entered into the Letter Agreement on March 8, 2011 as more fully described in Item 1.01 above and is incorporated herein by reference into this Item 3.03.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors.  On March 9, 2011, the Board elected Thomas W. Elward, E. Hunter Harrison, Vincent J. Intrieri and Samuel Merksamer to the Board.  Mr. Harrison was nominated by Seneca Capital.  Mr. Intrieri and Mr. Merksamer were nominated by Icahn Associates, and Mr. Elward was independently identified.

Thomas W. Elward, 63, served as President and Chief Operating Officer of CMS Enterprises from March 2003 to July 2008.  Mr. Elward previously served in various roles with CMS Generation, a subsidiary of CMS Enterprises, including President and Chief Operating Officer from March 2003 to July 2008, President and Chief Executive Officer from January 2002 to February 2003, Senior Vice President – Operations and Asset Management from July 1998 to December 2001 and Vice President – Operations from March 1990 to June 1998. Prior to CMS Enterprises he held roles of increasing responsibility at Consumers Power, advancing to Plant Manager.

Mr. Elward will serve on the Audit and Compliance, Compensation and Human Resources, Corporate Governance and Nominating and Special Finance and Restructuring committees of the Board.  He was not elected pursuant to any arrangement or understanding between himself and any other person.  There are no relationships between Mr. Elward and Dynegy that would require disclosure pursuant to Item 404(a) of Regulation S-K.

E. Hunter Harrison, 65, served as the President and Chief Executive Officer of Canadian National Railway Company from January 2003 until December 2009 and as its Chief Operating Officer from 1998 until 2003.  Prior to joining Canadian National Railway Company, Mr. Harrison was the President and Chief Executive Officer of Illinois Central Railroad from 1993 until February 1998 and its Chief Operating Officer from 1989 to 1993.  Mr. Harrison served on the board of directors of Canadian National Railway from December 1999 until December 2009.  Mr. Harrison also served on the boards of directors of each of The American Association of Railroads, and prior to 2006, The Belt Railway of Chicago, Terminal Railway, Wabash National Corporation, Illinois Central Railroad and TTX Company.

Mr. Harrison will serve as Chairman of the Corporate Governance and Nominating Committee as well as serve on the Audit and Compliance, Compensation and Human Resources, and Special Finance and Restructuring committees of the Board.  Mr. Harrison signed a Director’s Agreement with Seneca Capital Investments, LP (“Seneca Capital”), pursuant to which he agreed to serve as a nominee for election as a director of Dynegy.  He did not receive payment from Seneca Capital to act in such capacity.  Seneca Capital agreed to indemnify and advance expenses if Mr. Harrison became party to a proceeding in his capacity as a nominee.  Upon becoming a director of Dynegy, Mr. Harrison’s agreement with Seneca Capital terminated.  There are no relationships between Mr. Harrison and Dynegy that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Vincent J. Intrieri, 55, is serving as Senior Managing Director of Icahn Capital LP since November 2004.  Since January 2005, Mr. Intrieri has been Senior Managing Director of Icahn Associates Corp. and High River Limited Partnership.  Mr. Intrieri has been a director since July 2006 of Icahn Enterprises G.P. Inc.  From April 2005 through September 2008, Mr. Intrieri was the President and Chief Executive Officer of Philip Services Corporation.  Since December 2007, Mr. Intrieri has been the Chairman of the Board and a director of PSC Metal, Inc.  Since August 2005, Mr. Intrieri has served as a director of American Railcar Industries, Inc. (“ARI”).  From March 2005 to December 2005, Mr. Intrieri was a Senior Vice President, Treasurer and Secretary of ARI. Since April 2003, Mr. Intrieri has been Chairman of the Board and a director of Viskase Companies, Inc.  From November 2006 to November 2008, Mr. Intrieri served on the Board of Lear Corporation.  From August 2008 to September 2009, Mr. Intrieri was a director of WCI Communities, Inc.  Mr. Intrieri also serves on the boards of the following companies: National Energy Group, Inc., XO Holdings, Inc., WestPoint International Inc. and Federal-Mogul Corporation.  With respect to each company mentioned above, Carl C. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities.

Mr. Intrieri will serve as the Chairman of the Special Finance and Restructuring Committee and also serve on the Compensation and Human Resources and Corporate Governance and Nominating committees of the Board.  Mr. Intrieri was nominated by Icahn Associates whose affiliate was a party to a merger agreement to which Dynegy was a party.  For additional information, please see Dynegy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed on March 8, 2011.   There are no relationships between Mr. Intrieri and Dynegy that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Samuel Merksamer, 30, is serving as an investment analyst at Icahn Capital LP, a subsidiary of Icahn Enterprises L.P. since May 2008.  Prior to joining Icahn Capital LP, Mr. Merksamer worked as an analyst with Airlie Opportunity Capital Management from 2003 to 2008.  He currently serves as a director for Federal-Mogul Corp, Viskase Companies, Inc., and PSC Metals Inc.  With respect to each company mentioned above, Carl C. Icahn, directly or indirectly, either (i) controls such company or (ii) has an interest in such company through the ownership of securities.

Mr. Merksamer will serve on the Corporate Governance and Nominating and Special Finance and Restructuring committees of the Board.  Mr. Merksamer was nominated by Icahn whose affiliate was a party to a merger agreement to which Dynegy was a party.  For additional information, please see Dynegy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 filed on March 8, 2011.   There are no relationships between Mr. Merksamer and Dynegy that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Each of the directors will receive compensation for his Board and committee membership based upon the levels described for a non-employee director in Dynegy’s proxy statement for its 2010 Annual Meeting of Stockholders as further updated in Dynegy’s current report on Form 8-K filed on March 1, 2011.

Executive Compensation.  On March 7, 2011, the Board granted phantom stock unit awards to the executive officers and other key personnel of Dynegy.  These awards will be made subject to award agreements that will provide that each unit of phantom stock is the economic equivalent of one share of common stock.  The phantom stock units will vest in three cumulative equal annual installments beginning on March 7, 2012.

Item 7.01        Regulation FD Disclosure.

On March 9, 2011 Dynegy issued a press release announcing the appointment of four new directors, which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

*10.1
Letter Agreement dated March 8, 2011 by and between Dynegy Inc. and IEH Merger Sub LLC, Icahn Enterprises Holdings L.P., IEP Merger Sub Inc., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises L.P., Icahn Enterprises G.P. Inc., Beckton Corp., and Carl C. Icahn.

*99.1	Dynegy Inc. press release dated March 9, 2011.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 10, 2011	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

*10.1
Letter Agreement dated March 8, 2011 by and between Dynegy Inc. and IEH Merger Sub LLC, Icahn Enterprises Holdings L.P., IEP Merger Sub Inc., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Onshore LP, Icahn Offshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises L.P., Icahn Enterprises G.P. Inc., Beckton Corp., and Carl C. Icahn.

*99.1	Dynegy Inc. press release dated March 9, 2011.

* Filed herewith